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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 25, 2005
                                                         -----------------


                           CAMCO FINANCIAL CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


   DELAWARE                           0-25196                 51-0110823
 ------------                        ----------               ------------
(State or other jurisdiction    (Commission File No.)    (IRS Employer I.D. No.)
       of incorporation)

                    6901 Glenn Highway, Cambridge, Ohio 43725
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:       (740) 435-2020
                                                    ----------------------------


                                 Not Applicable
                       ----------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/  / Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

/  / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 4 -- MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01.        Changes in Registrant's Certifying Accountant.
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(b)      On February 25, 2005, the Audit Committee of Camco Financial
Corporation ("Camco") approved the engagement of Plante & Moran, PLLC
("Plante & Moran") as Camco's principal independent registered public accounting firm.

         Prior to engaging Plante & Moran, Camco did not consult with Plante & Moran regarding either:

               1. The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Camco's financial statements, and either a written report was provided to the Camco or oral advice was provided that Plante & Moran concluded was an important factor considered by Camco in reaching a decision as to the accounting, auditing or financial reporting issue; or

               2. Any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).






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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CAMCO FINANCIAL CORPORATION



                                   By: /s/ Richard C. Baylor
                                       --------------------------------
                                           Richard C. Baylor
                                           President and Chief Executive Officer


Date: March 2, 2005